Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,396,657	$ 80,129	$ 2,340,903
Debt instruments	1,029,884	34,433	902,886
Equity instruments	2,315,637	77,420	2,164,895
Others	0	0	83,439
Total	$ 5,742,178	$ 191,982	$ 5,492,123